EQUITY INVESTMENTS	12 Months Ended
Dec. 31, 2011
EQUITY INVESTMENTS [Abstract]
EQUITY INVESTMENTS
8.	EQUITY INVESTMENTS

Eastman has a 50 percent interest in and serves as the operating partner in Primester, a joint venture which manufactures cellulose acetate at Eastman's Kingsport, Tennessee plant.  This investment is accounted for under the equity method.  Eastman's net investment in the joint venture at December 31, 2011 and 2010 was approximately $28 million and $32 million, respectively, which was comprised of the recognized portion of the venture's accumulated deficits, long-term amounts owed to Primester, and a line of credit from Eastman to Primester.  Such amounts are included in other noncurrent assets.

Eastman owns 50 percent or less interest in other joint ventures which are accounted for under the equity method and included in other noncurrent assets.  These include a 50 percent interest in a joint venture that has a manufacturing facility in Nanjing, China.  The Nanjing facility produces EastotacTM hydrocarbon tackifying resins for pressure-sensitive adhesives, caulks, and sealants.  In fourth quarter 2010, the Company entered into a joint venture with 50 percent interest for the manufacture of compounded cellulose diacetate ("CDA") in Shenzhen, China.  CDA is a bio-derived material, which is used in various injection molded applications, including but not limited to ophthalmic frames, tool handles and other end use products.  In 2011, the Company entered into a joint venture for a 30,000 metric ton acetate tow manufacturing facility in China, expected to be operational in mid-2013.  Eastman has 45 percent ownership of the joint venture and expects to provide 100 percent of the acetate flake raw material to the joint venture from the Company's manufacturing facility in Kingsport.  At December 31, 2011 and 2010, the Company's investment in these joint ventures was approximately $34 million and $6 million, respectively.